Exhibit 99.3

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND IS A “RESTRICTED SECURITY” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THIS NOTE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

(ALL AMOUNTS IN U.S. DOLLARS)

E.DIGITAL CORPORATION

18% SECURED PROMISSORY NOTE

Due September 23, 2007
Note Date: March 23, 2007	US$750,000.00
San Diego, California

FOR VALUE RECEIVED, e.Digital Corporation, the undersigned Delaware corporation (together with all successors, the “Company”), hereby promises to pay to the order of

Payee:	ASI Capital Corporation, a Nevada corporation or its successors or assigns (collectively, “Noteholder”) at

Address:	9121 W. Russell Road, Suite #110, Las Vegas, Nevada 89148

or at such other address or addresses as Noteholder may subsequently designate in writing to the Company, the principal sum of Seven Hundred Fifty Thousand and NO/100 Dollars ($750,000.00), due and payable on the earlier of (i) September 23, 2007 or (ii) two business days following the receipt by the Company of fifty percent (50%) final payment on customer purchase orders no. 224820 and 224817 (“Maturity Date”), plus simple interest thereon at the rate of eighteen percent (18.00%) per annum, in lawful monies of the United States of America. Interest shall be computed on a 360 day year and 30 day months and shall accrue and be payable in monthly installments and at the Maturity Date; provided, however, that, upon the occurrence of an Event of Default (as defined below), and thereafter until such Event of Default is cured, the unpaid principal amount of this Note outstanding from time to time shall bear interest at the rate of twenty-one percent (21%) per annum. If the Maturity Date should fall on a weekend or national holiday, payment shall be due on the following business day.

1. Interest only shall be payable in monthly installments on the 23rd day of each calendar month, until the Maturity Date of this Note, at which time the entire principal balance of this Note, together with any unpaid accrued interest, shall be due and payable in full. Any payment shall be deemed timely made if received by Noteholder within fifteen (15) calendar days of the due date. A late payment fee of 5% of the amount due shall accrue on any late payments. Any payments received shall be imputed first to interest payments then due, and next to the remaining unpaid principal balance.

2. The Company may prepay this Note at any time and from time to time, in whole or in part, without the prior written agreement of Noteholder. A full months interest shall be due on any partial month that any principal is outstanding whether prepaid prior to Maturity Date or any partial month after such date. Upon payment in full of the principal amount of this Note and interest thereon, the Noteholder shall surrender this Note for cancellation

3. An “Event of Default” shall occur if (a) the Company does not make the payment of interest or principal of this Note when the same becomes due and payable and such default shall continue for a period of fifteen (15) calendar days, (b) the Company fails to cure a breach in any material term, condition, or covenant hereof, or contained in the Security Agreement, within forty-five (45) days after receipt of written notice thereof, (c) the Note, the Security Agreement or the UCC-1 (as defined below) executed and delivered in connection herewith shall for any reason cease to be in full force and effect, (d) pursuant to or within the meaning of any Bankruptcy Law (as defined below), the Company: (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a Custodian (as defined below) of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company or for all or substantially all of its property or (C) orders the liquidation of the Company, and any order or decree remains unstayed and in effect for a period of sixty (60) days. As used herein, the term “Bankruptcy Law” means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

4. This Note is secured pursuant to a Security Agreement of even date, entered into among the Company, e.Digital Corporation, a California corporation and a wholly-owned subsidiary of the Company (the “Subsidiary”) and Noteholder (the “Security Agreement”). The Security Agreement shall be perfected by the filing of a Financing Statement on Form UCC-1 (“UCC-1”).

5. The Company shall pay Noteholder, as additional consideration, a fee in the amount of Fifteen Thousand Dollars ($15,000) (the “Finance Charge”). The Company may pay the Finance Charge from the proceeds of this Note or, at its election, by delivery of 73,385 restricted shares (“Restricted Shares”) of the common stock, $.001 par value of the Company with a deemed value of $0.2044 per share (which is the average closing price of the common stock for the five trading days immediately preceding the date hereof). An additional Finance Charge shall be due and payable if the Maturity Date of this Note is extended or not paid on or before the Maturity Date.

6. The Company shall use the proceeds from this Note hereunder to finance production of products ordered pursuant to customer purchase order nos. 224820 and 224817 and for general working capital purposes.

7. If this Note becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Note in lieu hereof upon its surrender. Where the Noteholder claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue a new Note of like tenor in place of the original Note if the Noteholder so requests by written notice to the Company together with an affidavit of the Noteholder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request. The Company in addition may require, at its sole discretion, indemnification and/or an indemnity bond in such amount and issued by such surety as the Company deems satisfactory.

8. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys’ fees and costs incurred by the Noteholder.

9. Any notice, demand, consent or other communication hereunder shall be in writing addressed to the Company at its principal office or, in the case of Noteholder, at Noteholder’s address appearing above, or to such other address as such party shall have theretofore furnished by like notice, and either served personally, sent by express, registered or certified first class mail, postage prepaid, sent by facsimile transmission, or delivered by reputable commercial courier. Such notice shall be deemed given (a) when so personally delivered, or (b) if mailed as aforesaid, five (5) days after the same shall have been posted, or (c) if sent by facsimile transmission, as soon as the sender receives written or telephonic confirmation that the message has been received and such facsimile is followed the same day by mailing by prepaid first class mail, or (d) if delivered by commercial courier, upon receipt.

10. The Company hereby waives present, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Noteholder in exercising any right hereunder shall operate as a waiver of such right or any other right.

11. This Note shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts between residents of such state entered into and to be performed entirely within such state.

12. Each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. If it shall be found that any interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall be reduced to the maximum permitted rate of interest under such law.

IN WITNESS WHEREOF, the undersigned Company has executed this Note and has affixed hereto its corporate seal.

E.DIGITAL CORPORATION,
a Delaware corporation

By: /s/ WILLIAM BLAKELEY
William Blakeley
President and CTO

By: /s/ ROBERT PUTNAM
Robert Putnam
Senior Vice President